Summary Prospectus February 1, 2026

MassMutual Funds

MML Barings Diversified Bond Fund
(formerly known as MassMutual Diversified Bond Fund)
(Class M1 and Class M2 shares not currently available)

Ticker: Class I–MDBZX, Class R5–MDBSX, Service Class–MDBYX, Administrative Class–MDBLX,
Class R4–MDBFX, Class A–MDVAX, Class R3–MDBRX, Class Y–MMOBX,
Class M1–MMEFX,  Class M2–MMOCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return, with an emphasis on current income, by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual Funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 68 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class R4	Class A	Class R3	Class Y	Class M1	Class M2
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	None	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%(1)	None	None	None	None
(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class R4	Class A	Class R3	Class Y	Class M1	Class M2
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None	None	None
Other Expenses	0.32%	0.42%	0.52%	0.62%	0.52%	0.57%	0.52%	0.42%	0.32%(1)	0.32%(1)
Total Annual Fund Operating Expenses	0.72%	0.82%	0.92%	1.02%	1.17%	1.22%	1.42%	0.82%	0.72%	0.72%
Fee Waiver or Expense Reimbursement	(0.13%)	(0.13%)	(0.13%)	(0.13%)	(0.13%)	(0.13%)	(0.13%)	(0.13%)	(0.18%)	(0.40%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.59%(2)	0.69%(2)	0.79%(2)	0.89%(2)	1.04%(2)	1.09%(2)	1.29%(2)	0.69%(2)	0.54%(2)	0.32%(3)
(1)	Other Expenses are based on estimated amounts for the current fiscal year of the Fund.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2027, to the extent that Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.04%, 1.09%, 1.29%, 0.69%, and 0.54% for Classes I, R5, Service, Administrative, R4, A, R3, Y, and M1, respectively. The Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
(3)	The expenses in the above table reflect a written agreement by MML Advisers to waive all of its management fees for Class M2 shares through January 31, 2027. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the front-end sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs  may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$60	$217	$388	$882
Class R5	$70	$249	$442	$1,001
Service Class	$81	$280	$497	$1,119
Administrative Class	$91	$312	$551	$1,236

	1 Year	3 Years	5 Years	10 Years
Class R4	$106	$359	$631	$1,409
Class A	$531	$783	$1,055	$1,829
Class R3	$131	$437	$764	$1,691
Class Y	$70	$249	$442	$1,001
Class M1	$55	$212	$383	$878
Class M2	$33	$190	$361	$857

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 265% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar-denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, subordinated loans or debt, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.

The Fund may invest up to 25% of its total assets in securities that are not denominated in  U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, convertible bonds, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A.

The Fund may, but will not necessarily, engage in foreign currency futures and forward contracts, including derivatives thereof, for hedging purposes or to gain market exposure. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments).  Use of derivatives by the Fund may create investment leverage. The Fund may also invest in hybrid securities, which have characteristics of equity and fixed income securities.

The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.

The Fund may invest in (i) securities denominated in currencies of emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.

The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser,  subadviser, sub-subadviser, or its affiliates, or by unaffiliated parties. The Fund may also invest in exchange-traded funds (“ETFs”).

The dollar-weighted average credit quality of the Fund is generally not expected to be less than BBB-/Baa3. The Fund may, however, invest up to 50% of its net assets in below investment grade debt securities across investment types (“junk” or “high yield” bonds), including securities in default, and including bank loans as well as collateralized bond and loan obligations, or their unrated equivalent, as determined by the Fund’s  subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”). Investments in such securities will vary based upon Barings’ or BIIL’s assessment of market conditions and the amount of additional yield offered in relation to the risk of the instruments. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective. While the Fund may maintain a portfolio dollar-weighted average duration of between zero and six years, Barings or BIIL expects for the Fund’s average duration to be between three and four years under normal conditions. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Barings or BIIL selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings or BIIL may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Barings or BIIL may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Collateralized Loan Obligations and Other Collateralized Obligations Risk. An investment in a collateralized loan obligation can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a collateralized loan obligation generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the collateralized loan obligation structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Covenant Lite Loans Risk Loans in which the Fund invests include covenant lite loans, which may carry more risk to the lender than traditional loans as they may contain fewer restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Hybrid Securities Risk A hybrid security is a type of security that has equity and debt characteristics. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.

Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying fund or ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Subordinated Securities Risk The Fund may invest in securities that are subordinated in right of payment to more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade, or perceived decline in creditworthiness.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Bloomberg Intermediate U.S. Aggregate Bond Index). Performance for Class Y shares of the Fund for periods prior to its inception date (02/01/23) is based on the performance of Class R5 shares and performance for Class M1 and Class M2 shares of the Fund (which had not begun operations as of the date of this Prospectus, and therefore have no performance history) is based on the performance of Class I shares. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Performance

Class R5 Shares

Highest Quarter:	2Q ’20,	7.22%	Lowest Quarter:	2Q ’22,	–7.98%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5  only. After-tax returns for other classes will vary.

Average Annual Total Returns
(for the periods ended December 31, 2025)

		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	8.92%	0.57%	2.90%
	Return After Taxes on Distributions	7.11%	-1.20%	1.17%
	Return After Taxes on Distributions and Sales of Fund Shares	5.24%	-0.32%	1.50%
Class I	Return Before Taxes	9.07%	0.67%	2.99%
Service Class	Return Before Taxes	8.72%	0.46%	2.80%
Administrative Class	Return Before Taxes	8.62%	0.36%	2.69%
Class R4	Return Before Taxes	8.39%	0.21%	2.54%
Class A	Return Before Taxes	3.78%	-0.75%	2.00%

		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	8.20%	-0.01%	2.29%
Class Y	Return Before Taxes	8.78%	0.56%	2.89%
Class M1	Return Before Taxes	9.07%	0.67%	2.99%
Class M2	Return Before Taxes	9.07%	0.67%	2.99%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-0.36%	2.01%
Bloomberg Intermediate U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.45%	0.68%	2.06%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser(s): Barings LLC (“Barings”)

Sub-subadviser(s): Baring International Investment Limited (“BIIL”)

Portfolio Manager(s):

Stephen  Ehrenberg, CFA is a Managing Director, portfolio manager for Barings’ Investment Grade Fixed Income Group, and Head of Barings’ North America Investment Grade Credit. He has managed the Fund since November 2017.

Sean  Feeley, CFA is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investment Group. He has managed the Fund since February 2026.

Rishi Kapur, CFA is a Managing Director, portfolio manager for Barings’ Private Placement & Asset Based Finance Group, and Head of Barings’ Securitized Trading. He has managed the Fund since February 2025.

Charles Sanford is a Managing Director and the Head of, and a portfolio manager for, Barings’ Global Investment Grade Credit Group. He has managed the Fund since December 2020. He previously managed the Fund from June 2006 to November 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

Purchase Minimums*
	Class A	Class Y
Initial Investment	$1,000	$100,000
Subsequent Investment	$250	$250
*	The Fund reserves the right to change or waive the investment minimums. Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, Class M1, and Class M2 shares do not have investment minimums and there are no initial or subsequent investment minimums for retirement plans.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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